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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer Series Trust VIII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2013 through May 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer International
                        Value Fund

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIIFX
                        Class B     PBIFX
                        Class C     PCITX
                        Class Y     INVYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          25

Notes to Financial Statements                                                 33

Trustees, Officers and Service Providers                                      46

                Pioneer International Value Fund | Semiannual Report | 5/31/14 1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to -2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market data -- pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

The Federal Reserve System (the Fed) is widely expected to end its QE (quantitative easing) program by the end of this year, and to begin raising the Federal funds rate in 2015. The timing and pace of Fed's actions remain uncertain: Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals

2 Pioneer International Value Fund | Semiannual Report | 5/31/14 and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                Pioneer International Value Fund | Semiannual Report | 5/31/14 3

Portfolio Management Discussion | 5/31/14

In the follow interview, Madelynn Matlock discusses the market environment for international equities and the factors that influenced the performance of Pioneer International Value Fund during the six-month period ended May 31, 2014. Ms. Matlock, a senior vice president and portfolio manager at Pioneer, Marco Pirondini, Head of Equities, U.S., and a portfolio manager at Pioneer, and Andrea Salvatori, Head of Global Emerging Markets & Latin American Equities, Head of Emerging Market Equity Research, and a senior portfolio manager at Pioneer based in Pioneer's London office, are responsible for the day-to-day management of the Fund.

Q How would you characterize the environment in the international equity markets during the six-month period ended May 31, 2014?

A International equities continued their positive momentum during the six-month period, benefiting from low interest rates, signs of improving global economic growth, and accommodative global central bank policies that injected massive amounts of liquidity into the capital markets. Europe's performance led the international markets during the period, with Japan and the emerging markets trailing, but still in positive territory. From a sector perspective, utilities, energy, health care and information technology were the best-performing sectors over the six months.

Q How did the Fund perform against that backdrop during the six-month period ended May 31, 2014?

A Pioneer International Value Fund's Class A shares returned 4.55% at net asset value during the six-month period ended May 31, 2014, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) ND Index1 (the MSCI Index), returned 5.33%. During the same period, the average return for the 377 mutual funds in Lipper's International Multi-Cap Core Funds category was 4.39%, and the average return of the 784 mutual funds in Morningstar's Foreign Large Blend Funds category was 4.30%.

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Value Fund | Semiannual Report | 5/31/14

Q What were the main reasons behind the Fund's underperformance relative to the benchmark MSCI Index during the six-month period ended May 31, 2014?

A The most noteworthy detractor from the Fund's performance relative to the MSCI Index during the period was the portfolio's lower-than-benchmark weighting in Europe, which was the best-performing region in the international markets over the six months. By period end, we had increased the portfolio's exposure to European stocks to close in on the benchmark's weighting, adding selectively when we saw well-valued companies with improving fundamentals.

     Another big factor in the Fund's benchmark-relative returns was weak performance from investments in Japanese banks. Domestic lending in Japan remains weak as the demand for corporate loans from Japanese companies has yet to materialize. Japanese stocks in general delivered muted results during the period, which we attribute in some measure to the unwinding of foreign-held positions following a very strong 2013. In addition, an appreciating yen also weighed on sentiment for Japanese equities, contributing to their lackluster performance during the period. The developments did not tarnish our outlook there, however, and we remain upbeat about prospects in Japan given the government's push for economic reforms designed to make the country more business-friendly.

     In addition, the portfolio's lower-than-benchmark exposure to the utilities sector weighed on relative performance. European utilities turned out to be a surprisingly strong sector during the period despite heavy government regulation and weak growth prospects. Given the accommodative monetary policies of central banks around the globe that kept interest rates low, it appears that investors were drawn to the higher yields offered by utility stocks.

Q Which of your investment strategies aided the Fund's performance during the six-month period ended May 31, 2014?

A We have become increasingly positive on Europe given the signs of recovery there and the European Central Bank's (ECB's) pro-growth policies. Just following the close of the reporting period, the ECB reduced its benchmark interest rate to a record low of 0.15%. In an historic move to stimulate the Euro zone economy, the ECB also announced that it would begin charging interest on deposits held by banks to encourage banks to invest excess cash rather than hoard it. Within Europe, the Fund's investments in the consumer staples and discretionary sectors augmented performance. Strong performers during the period included Fund positions in GKN, the British multinational automotive and aerospace components company, and the Daimler Group. The latter company, with its premium automotive brand,

                Pioneer International Value Fund | Semiannual Report | 5/31/14 5

     Mercedes-Benz, delivered strong results during the period. The Fund's holdings in the pharmaceutical field also made strong contributions to performance during the period. The U.K. drug maker AstraZeneca, one of the portfolio's largest holdings, saw its stock rise on speculation of a takeover bid by Pfizer. The two companies were still engaged in talks at the close of the period. While no specific offer was at hand, the Fund's investments in Shire, a specialty biopharmaceutical firm, also rose on speculation of its takeover potential.

     While being underweight in utilities hurt relative performance, stock selection results in the sector made a positive contribution to the Fund's returns. The Fund also was underexposed to the financials sector, which was a good decision that aided returns.

     As noted previously, we remain constructive on Japan despite the underperformance of some of the portfolio's bank positions in the country. Prime Minister Shinzo Abe's pro-growth policies, known as "Abenomics," have begun to show signs of success by curbing the deflationary environment. Mr. Abe's economic reforms are aimed at spurring consumers and businesses to spend in order to help the country move out of its multi-year disinflationary cycle. Given our sanguine assessment of prospects there and our belief that Japanese company fundamentals are solid while stocks remain attractively valued, the Fund held an overweight exposure to Japanese equities during the period. Two of the Fund's top-performing Japanese holdings during the period -- Fujitsu and Suntory Beverage & Food -- exemplify the types of companies that we believe will help to lead that country out of its malaise. Fujitsu, a leading information and communications technology company, is benefiting from management's restructuring efforts to streamline its operations while expanding investments in new domains in order to achieve its growth strategy. Suntory Beverage & Food, a company spun out by the Suntory Group, is a distributor of non-alcoholic beverages and food, selling such notable brands as Pepsi, Orangina and Schweppes. Suntory's sales volume growth in Japan has increased steadily over the years, accounting for more than half of the company's sales, and Suntory's overseas business is expanding rapidly through aggressive mergers and acquisitions. With the global soft drink market growing at a fast pace, mostly in the emerging markets, and with the demands of consumers changing worldwide, with a definitive shift toward healthier beverages, we believe Suntory is in a good position to capitalizing on those trends.

     Lastly, while the MSCI Index benchmark does not have any emerging markets exposure, the Fund held a small position in the emerging markets that delivered mixed results. The asset class experienced great volatility during the period as investors fluctuated between "risk-on" (aggressive) and

6 Pioneer International Value Fund | Semiannual Report | 5/31/14

     "risk-off " (tentative) sentiment in response to the conflict in the Ukraine and the U.S. Federal Reserve's (the Fed's) decision to wind down its stimulative bond buying program, known as quantitative easing (QE).

     Emerging markets have been dealing with challenging transitions -- both internally and externally -- but we believe the asset class continues to offer opportunities for value-based investors, on a very selective basis. Chief among the challenges has been the uncertainty about how the emerging markets would cope with higher interest rates and the Fed's tapering of QE, as historically low interest rates in the United States created cheap money that had led investors to embrace high-risk investments in search of yield and growth opportunities. The unwinding of the historic QE program has left emerging markets vulnerable during risk-averse periods. But the emerging markets landscape is far from uniform, and this fact creates pockets of opportunity in our opinion. When investing in the emerging markets, we apply a thorough selection process to identify emerging markets countries that we believe have sound economic policies in place.

Q    What is your outlook for international stocks for the coming months?

A We believe the case for investing in international equities remains strong. The broad global economic outlook is improving, and while the U.S. economy contracted in the first quarter of 2014, the consensus outlook for the remainder of the year is for positive growth, albeit at a slow pace. An improving U.S. economy, with its rising consumer spending power, should bode well for international companies.

     We are cautiously optimistic about economic prospects in Europe given recent developments there, and we expect to continue looking for opportunities to further increase the portfolio's exposure to the region should positive economic trends continue. The Euro zone is emerging from recession, and the risk of the European Union (E.U.) breaking up has diminished significantly. Countries that were challenged during the height of the sovereign-debt crisis, primarily Spain, Portugal, Greece and Italy, are now able to access the bond markets to raise capital, and the banking sector across Europe has strengthened. However, there will be wide differences across European countries with regard to the pace and degree of the economic recovery. Furthermore, unemployment remains high in some E.U. counties. The biggest threats to the European recovery that we see today are geopolitical risks that could create an external shock and a strong euro and/or weakening external demand, both of which would adversely affect growth in export-driven industries.

     Japan is also emerging from recession, and we believe the ongoing reform process will continue. Our expectation is for Japanese GDP growth in 2014 to be 1.5%, with core inflation remaining above zero. The key risks to our

                Pioneer International Value Fund | Semiannual Report | 5/31/14 7

     Japanese outlook are that the April 2014 tax hikes prove to be more cumbersome for the economy, and that "Abenomics" doesn't succeed in reviving the Japanese economy.

     We remain cautious about investing in emerging markets because we believe that structural reforms are badly needed in many countries, given that most economies suffer from excessive credit growth and an overhang of leverage (that is, the use of debt to finance operations). As such, many developing countries have experienced deterioration in their macroeconomic outlooks during the past five years, highlighting the need for reforms, in our opinion. However, both performance expectations and company valuations have declined considerably across the emerging markets, suggesting the possibility of upside potential if global growth accelerates and the reform process takes root.

8 Pioneer International Value Fund | Semiannual Report | 5/31/14

Please refer to the Schedule of Investments on pages 18-24 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                Pioneer International Value Fund | Semiannual Report | 5/31/14 9

Portfolio Summary | 5/31/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 18.1%
Industrials                                                                15.5%
Consumer Discretionary                                                     11.9%
Consumer Staples                                                           11.0%
Materials                                                                  10.5%
Health Care                                                                10.0%
Energy                                                                      7.7%
Information Technology                                                      7.3%
Telecommunication Services                                                  4.7%
Utilities                                                                   3.3%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Japan                                                                      25.6%
Germany                                                                    11.8%
United Kingdom                                                             11.7%
France                                                                     10.5%
Switzerland                                                                 9.7%
United States                                                               6.0%
Australia                                                                   5.2%
Spain                                                                       3.3%
Netherlands                                                                 3.2%
Sweden                                                                      2.5%
Jersey Channel Islands                                                      2.2%
Taiwan                                                                      1.6%
Singapore                                                                   1.5%
Hong Kong                                                                   1.2%
Luxembourg                                                                  1.1%
Ireland                                                                     1.0%
Other (individually less than 1%)                                           1.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Novartis AG                                                            2.49%
--------------------------------------------------------------------------------
 2. Roche Holding AG                                                       2.19
--------------------------------------------------------------------------------
 3. Total SA                                                               2.19
--------------------------------------------------------------------------------
 4. Shire Plc                                                              2.17
--------------------------------------------------------------------------------
 5. Suntory Beverage & Food, Ltd.*                                         2.07
--------------------------------------------------------------------------------
 6. BG Group Plc                                                           1.82
--------------------------------------------------------------------------------
 7. AXA SA                                                                 1.80
--------------------------------------------------------------------------------
 8. Fujitsu, Ltd.                                                          1.77
--------------------------------------------------------------------------------
 9. Aon Plc*                                                               1.77
--------------------------------------------------------------------------------
10. ACE, Ltd.                                                              1.76
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer International Value Fund | Semiannual Report | 5/31/14

Prices and Distributions | 5/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      5/31/14                          11/30/13
--------------------------------------------------------------------------------
           A                        $23.00                            $22.49
--------------------------------------------------------------------------------
           B                        $20.84                            $20.30
--------------------------------------------------------------------------------
           C                        $20.36                            $19.91
--------------------------------------------------------------------------------
           Y                        $23.03                            $22.56
--------------------------------------------------------------------------------

Distributions per Share: 12/1/13-5/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.4990               $   --              $    --
--------------------------------------------------------------------------------
           B            $0.2787               $   --              $    --
--------------------------------------------------------------------------------
           C            $0.3423               $   --              $    --
--------------------------------------------------------------------------------
           Y            $0.5862               $   --              $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI EAFE ND Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 11

Performance Update | 5/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Value Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
             Net          Public      MSCI
             Asset        Offering    EAFE
             Value        Price       ND
Period       (NAV)        (POP)       Index
--------------------------------------------------------------------------------
10 Years      5.43%       4.81%        7.06%
5 Years       8.28        7.01        11.43
1 Year       13.97        7.41        18.04
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross        Net
--------------------------------------------------------------------------------
             1.69%        1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer International
                        Value Fund                      MSCI EAFE ND Index
5/31/2004                9,425.00                       10,000.00
5/31/2005               10,558.00                       11,462.00
5/31/2006               13,822.00                       14,699.00
5/31/2007               17,345.00                       18,645.00
5/31/2008               16,790.00                       18,173.00
5/31/2009               10,746.00                       11,520.00
5/31/2010               10,889.00                       12,282.00
5/31/2011               13,881.00                       16,016.00
5/31/2012               10,957.00                       12,736.00
5/31/2013               14,034.00                       16,762.00
5/31/2014               15,995.00                       19,787.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer International Value Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer International Value Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                      MSCI
                                      EAFE
             If           If          ND
Period       Held         Redeemed    Index
--------------------------------------------------------------------------------
10 Years      4.49%       4.49%        7.06%
5 Years       7.32        7.32        11.43
1 Year       12.97        8.97        18.04
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross        Net
--------------------------------------------------------------------------------
             3.30%        2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer International
                       Value Fund                   MSCI EAFE ND Index
5/31/2004              10,000.00                   10,000.00
5/31/2005              11,093.00                   11,462.00
5/31/2006              14,392.00                   14,699.00
5/31/2007              17,902.00                   18,645.00
5/31/2008              17,177.00                   18,173.00
5/31/2009              10,895.00                   11,520.00
5/31/2010              10,939.00                   12,282.00
5/31/2011              13,823.00                   16,016.00
5/31/2012              10,812.00                   12,736.00
5/31/2013              13,729.00                   16,762.00
5/31/2014              15,510.00                   19,787.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 13

Performance Update | 5/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Value Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                      MSCI
                                      EAFE
             If           If          ND
Period       Held         Redeemed    Index
--------------------------------------------------------------------------------
10 Years      4.53%        4.53%       7.06%
5 Years       7.31         7.31       11.43
1 Year       12.92        12.92       18.04
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross        Net
--------------------------------------------------------------------------------
             2.41%        2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer International
                       Value Fund                  MSCI EAFE ND Index
5/31/2004              10,000.00                   10,000.00
5/31/2005              11,115.00                   11,462.00
5/31/2006              14,431.00                   14,699.00
5/31/2007              17,990.00                   18,645.00
5/31/2008              17,276.00                   18,173.00
5/31/2009              10,947.00                   11,520.00
5/31/2010              10,992.00                   12,282.00
5/31/2011              13,889.00                   16,016.00
5/31/2012              10,867.00                   12,736.00
5/31/2013              13,795.00                   16,762.00
5/31/2014              15,578.00                   19,787.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer International Value Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Value Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.


Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                      MSCI
                                      EAFE
             If           If          ND
Period       Held         Redeemed    Index
--------------------------------------------------------------------------------
10 Years      5.67%        5.67%       7.06%
5 Years       8.74         8.74       11.43
1 Year       14.45        14.45       18.04
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer International
                      Value Fund                  MSCI EAFE ND Index
5/31/2004             5,000,000.00                5,000,000.00
5/31/2005             5,602,288.00                5,731,053.50
5/31/2006             7,334,405.00                7,349,685.50
5/31/2007             9,203,570.00                9,322,411.00
5/31/2008             8,909,105.00                9,086,382.00
5/31/2009             5,708,848.00                5,760,022.00
5/31/2010             5,807,065.00                6,140,944.00
5/31/2011             7,439,947.00                8,008,224.00
5/31/2012             5,896,383.00                6,367,777.00
5/31/2013             7,582,931.00                8,381,093.50
5/31/2014             8,678,507.00                9,893,297.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares on April 16, 2009, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 16, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from December 1, 2013 through May 31, 2014.

--------------------------------------------------------------------------------
Share Class                        A             B            C            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 12/1/13
--------------------------------------------------------------------------------
Ending Account                 $1,045.50     $1,040.60    $1,040.20    $1,047.60
Value (after expenses)
on 5/31/14
--------------------------------------------------------------------------------
Expenses Paid                  $    7.39     $   11.96    $   11.95    $    5.21
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.02% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer International Value Fund | Semiannual Report | 5/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2013 through May 31, 2014.

--------------------------------------------------------------------------------
Share Class                        A             B            C            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 12/1/13
--------------------------------------------------------------------------------
Ending Account                 $1,017.70     $1,013.21    $1,013.21    $1,019.85
Value (after expenses)
on 5/31/14
--------------------------------------------------------------------------------
Expenses Paid                  $    7.29     $   11.80    $   11.80    $    5.14
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.02% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

               Pioneer International Value Fund | Semiannual Report | 5/31/14 17

Schedule of Investments | 5/31/14 (unaudited)

---------------------------------------------------------------------------------------------
 Shares                                                                         Value
---------------------------------------------------------------------------------------------
                    COMMON STOCKS -- 97.0%
                    ENERGY -- 7.5%
                    Integrated Oil & Gas -- 6.1%
          268,400   BG Group Plc                                                $   5,496,263
          111,800   Eni S.p.A.                                                      2,851,087
          103,700   Royal Dutch Shell Plc                                           4,080,559
           94,000   Total SA                                                        6,602,400
                                                                                -------------
                                                                                $  19,030,309
---------------------------------------------------------------------------------------------
                    Oil & Gas Exploration & Production -- 1.4%
           69,200   Gulfport Energy Corp.*                                      $   4,257,876
                                                                                -------------
                    Total Energy                                                $  23,288,185
---------------------------------------------------------------------------------------------
                    MATERIALS -- 10.2%
                    Commodity Chemicals -- 1.6%
          416,800   Kuraray Co., Ltd.                                           $   5,026,073
---------------------------------------------------------------------------------------------
                    Diversified Chemicals -- 2.6%
           38,500   BASF SE                                                     $   4,434,079
        1,430,400   Incitec Pivot, Ltd.                                             3,656,416
                                                                                -------------
                                                                                $   8,090,495
---------------------------------------------------------------------------------------------
                    Fertilizers & Agricultural Chemicals -- 1.4%
           11,600   Syngenta AG                                                 $   4,469,041
---------------------------------------------------------------------------------------------
                    Specialty Chemicals -- 1.5%
          103,800   Croda International Plc                                     $   4,585,373
---------------------------------------------------------------------------------------------
                    Paper Packaging -- 1.7%
          535,400   Amcor, Ltd.                                                 $   5,281,685
---------------------------------------------------------------------------------------------
                    Diversified Metals & Mining -- 1.4%
          127,000   BHP Billiton, Ltd.                                          $   4,312,610
                                                                                -------------
                    Total Materials                                             $  31,765,277
---------------------------------------------------------------------------------------------
                    CAPITAL GOODS -- 15.1%
                    Aerospace & Defense -- 1.1%
          195,800   Rolls-Royce Holdings Plc                                    $   3,416,956
       26,237,200   Rolls-Royce Holdings Plc*                                          43,988
                                                                                -------------
                                                                                $   3,460,944
---------------------------------------------------------------------------------------------
                    Building Products -- 1.4%
           71,500   Daikin Industries, Ltd.                                     $   4,293,703
---------------------------------------------------------------------------------------------
                    Electrical Components & Equipment -- 3.1%
          671,100   Hitachi, Ltd.                                               $   4,543,455
           55,200   Schneider Electric SA                                           5,216,487
                                                                                -------------
                                                                                $   9,759,942
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Value Fund | Semiannual Report | 5/31/14

---------------------------------------------------------------------------------------------
 Shares                                                                         Value
---------------------------------------------------------------------------------------------
                    Heavy Electrical Equipment -- 1.0%
          129,700   ABB, Ltd.                                                   $   3,086,257
---------------------------------------------------------------------------------------------
                    Industrial Conglomerates -- 3.8%
          538,700   Keppel Corp., Ltd.                                          $   4,567,514
          129,100   Koninklijke Philips NV                                          4,081,933
           23,400   Siemens AG                                                      3,109,377
                                                                                -------------
                                                                                $  11,758,824
---------------------------------------------------------------------------------------------
                    Construction & Farm Machinery & Heavy Trucks -- 1.6%
          150,100   Komatsu, Ltd.                                               $   3,284,147
          115,000   Kubota Corp.                                                    1,580,682
                                                                                -------------
                                                                                $   4,864,829
---------------------------------------------------------------------------------------------
                    Industrial Machinery -- 3.1%
          112,500   GEA Group AG                                                $   4,839,031
          214,900   Nabtesco Corp.                                                  4,678,984
                                                                                -------------
                                                                                $   9,518,015
                                                                                -------------
                    Total Capital Goods                                         $  46,742,514
---------------------------------------------------------------------------------------------
                    AUTOMOBILES & COMPONENTS -- 6.4%
                    Auto Parts & Equipment -- 0.7%
          344,200   GKN Plc                                                     $   2,267,868
---------------------------------------------------------------------------------------------
                    Tires & Rubber -- 2.3%
           92,400   Bridgestone Corp.                                           $   3,354,466
           30,200   Cie Generale des Etablissements Michelin                        3,732,465
                                                                                -------------
                                                                                $   7,086,931
---------------------------------------------------------------------------------------------
                    Automobile Manufacturers -- 3.4%
           41,200   Daimler AG                                                  $   3,916,553
          116,900   Honda Motor Co., Ltd.                                           4,107,828
          554,700   Tata Motors, Ltd.                                               2,421,832
                                                                                -------------
                                                                                $  10,446,213
                                                                                -------------
                    Total Automobiles & Components                              $  19,801,012
---------------------------------------------------------------------------------------------
                    CONSUMER DURABLES & APPAREL -- 3.5%
                    Homebuilding -- 1.9%
          383,200   Sekisui Chemical Co., Ltd.                                  $   4,175,958
          120,800   West Holdings Corp.                                             1,859,091
                                                                                -------------
                                                                                $   6,035,049
---------------------------------------------------------------------------------------------
                    Apparel, Accessories & Luxury Goods -- 1.4%
           31,800   PVH Corp.                                                   $   4,185,834
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 19

---------------------------------------------------------------------------------------------
 Shares                                                                         Value
---------------------------------------------------------------------------------------------
                    Textiles -- 0.2%
          400,000   Pacific Textiles Holdings, Ltd.                             $     490,205
                                                                                -------------
                    Total Consumer Durables & Apparel                           $  10,711,088
---------------------------------------------------------------------------------------------
                    CONSUMER SERVICES -- 1.0%
                    Restaurants -- 1.0%
          317,400   Domino's Pizza Group Plc                                    $   2,996,396
                                                                                -------------
                    Total Consumer Services                                     $   2,996,396
---------------------------------------------------------------------------------------------
                    RETAILING -- 0.8%
                    Apparel Retail -- 0.8%
           61,100   Hennes & Mauritz AB                                         $   2,586,084
                                                                                -------------
                    Total Retailing                                             $   2,586,084
---------------------------------------------------------------------------------------------
                    FOOD & STAPLES RETAILING -- 3.6%
                    Drug Retail -- 1.5%
           99,700   Sundrug Co., Ltd.                                           $   4,489,208
---------------------------------------------------------------------------------------------
                    Food Retail -- 2.1%
           39,500   Casino Guichard Perrachon SA                                $   5,095,467
           85,738   Koninklijke Ahold NV                                            1,559,793
                                                                                -------------
                                                                                $   6,655,260
                                                                                -------------
                    Total Food & Staples Retailing                              $  11,144,468
---------------------------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 4.0%
                    Soft Drinks -- 2.0%
          163,000   Suntory Beverage & Food, Ltd.*                              $   6,236,295
---------------------------------------------------------------------------------------------
                    Packaged Foods & Meats -- 2.0%
           53,900   Danone SA                                                   $   4,018,110
           19,700   Keurig Green Mountain, Inc.                                     2,221,766
                                                                                -------------
                                                                                $   6,239,876
                                                                                -------------
                    Total Food, Beverage & Tobacco                              $  12,476,171
---------------------------------------------------------------------------------------------
                    HOUSEHOLD & PERSONAL PRODUCTS -- 3.1%
                    Household Products -- 3.1%
           45,700   Henkel AG & Co. KGaA                                        $   4,636,302
           83,300   Unicharm Corp.                                                  5,067,581
                                                                                -------------
                                                                                $   9,703,883
                                                                                -------------
                    Total Household & Personal Products                         $   9,703,883
---------------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                    Health Care Services -- 1.5%
           31,700   Fresenius SE & Co. KGaA                                     $   4,730,282
                                                                                -------------
                    Total Health Care Equipment & Services                      $   4,730,282
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Value Fund | Semiannual Report | 5/31/14

---------------------------------------------------------------------------------------------
 Shares                                                                        Value
---------------------------------------------------------------------------------------------
                    PHARMACEUTICALS, BIOTECHNOLOGY
                    & LIFE SCIENCES -- 8.2%
                    Pharmaceuticals -- 6.6%
           83,400   Novartis AG                                                 $   7,498,726
           22,406   Roche Holding AG                                                6,615,032
          113,600   Shire Plc                                                       6,546,775
                                                                                -------------
                                                                                $  20,660,533
---------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services -- 1.6%
           73,300   Gerresheimer AG                                             $   4,936,842
                                                                                -------------
                    Total Pharmaceuticals, Biotechnology & Life Sciences        $  25,597,375
---------------------------------------------------------------------------------------------
                    BANKS -- 6.0%
                    Diversified Banks -- 6.0%
          366,408   Banco Bilbao Vizcaya Argentaria SA                          $   4,703,417
          889,825   Barclays Plc                                                    3,687,514
           24,300   BNP Paribas SA                                                  1,704,189
          304,600   Mitsubishi UFJ Financial Group, Inc.                            1,725,864
          341,000   Nordea Bank AB                                                  5,037,637
           41,400   Sumitomo Mitsui Financial Group, Inc.                           1,681,678
                                                                                -------------
                                                                                $  18,540,299
                                                                                -------------
                    Total Banks                                                 $  18,540,299
---------------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 0.7%
                    Diversified Capital Markets -- 0.7%
          115,000   UBS AG                                                      $   2,309,953
                                                                                -------------
                    Total Diversified Financials                                $   2,309,953
---------------------------------------------------------------------------------------------
                    INSURANCE -- 6.8%
                    Insurance Brokers -- 1.7%
           59,300   Aon Plc*                                                    $   5,333,442
---------------------------------------------------------------------------------------------
                    Multi-line Insurance -- 3.4%
           29,300   Allianz SE*                                                 $   4,970,523
          219,800   AXA SA                                                          5,434,187
                                                                                -------------
                                                                                $  10,404,710
---------------------------------------------------------------------------------------------
                    Property & Casualty Insurance -- 1.7%
           51,200   ACE, Ltd.                                                   $   5,309,952
                                                                                -------------
                    Total Insurance                                             $  21,048,104
---------------------------------------------------------------------------------------------
                    REAL ESTATE -- 4.1%
                    Diversified REIT -- 2.3%
        2,119,472   Hibernia Real Estate
                    Investment Trust plc*                                       $   3,038,734
           45,100   Wereldhave NV                                                   4,022,710
                                                                                -------------
                                                                                $   7,061,444
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 21

---------------------------------------------------------------------------------------------
 Shares                                                                         Value
---------------------------------------------------------------------------------------------
                    Industrial REIT -- 0.7%
          485,100   Goodman Group                                               $   2,295,928
---------------------------------------------------------------------------------------------
                    Real Estate Operating Companies -- 1.1%
          205,600   GAGFAH SA*                                                  $   3,429,295
                                                                                -------------
                    Total Real Estate                                           $  12,786,667
---------------------------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 1.7%
                    IT Consulting & Other Services -- 1.7%
          782,000   Fujitsu, Ltd.                                               $   5,333,581
                                                                                -------------
                    Total Software & Services                                   $   5,333,581
---------------------------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 3.8%
                    Electronic Components -- 3.8%
          108,800   Hoya Corp.                                                  $   3,386,694
           56,600   Murata Manufacturing Co., Ltd.                                  4,825,780
          295,000   Yaskawa Electric Corp.                                          3,643,849
                                                                                -------------
                                                                                $  11,856,323
                                                                                -------------
                    Total Technology Hardware & Equipment                       $  11,856,323
---------------------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
                    Semiconductors -- 1.6%
          306,000   MediaTek, Inc.                                              $   4,946,178
                                                                                -------------
                    Total Semiconductors & Semiconductor Equipment              $   4,946,178
---------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES -- 4.6%
                    Integrated Telecommunication Services -- 2.3%
           44,186   Verizon Communications, Inc.                                $   2,205,370
          101,931   Verizon Communications, Inc.                                    5,092,473
                                                                                -------------
                                                                                $   7,297,843
---------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -- 2.3%
           52,000   SoftBank Corp.                                              $   3,787,447
          916,418   Vodafone Group Plc                                              3,216,487
                                                                                -------------
                                                                                $   7,003,934
                                                                                -------------
                    Total Telecommunication Services                            $  14,301,777
---------------------------------------------------------------------------------------------
                    UTILITIES -- 2.8%
                    Electric Utilities -- 1.6%
           59,700   Red Electrica Corp SA                                       $   5,122,882
---------------------------------------------------------------------------------------------
                    Water Utilities -- 1.2%
        3,333,400   Guangdong Investment, Ltd.                                  $   3,701,897
                                                                                -------------
                    Total Utilities                                             $   8,824,779
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Value Fund | Semiannual Report | 5/31/14

---------------------------------------------------------------------------------------------
 Shares                                                                                 Value
---------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $262,519,382)                                         $ 301,490,396
---------------------------------------------------------------------------------------------
                    TOTAL INVESTMENT IN SECURITIES -- 97.0%
                    (Cost $262,519,382) (a) (b)                                 $ 301,490,396
---------------------------------------------------------------------------------------------
                    OTHER ASSETS & LIABILITIES -- 3.0%                          $   9,149,671
---------------------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%                                  $ 310,640,067
=============================================================================================
                    WRITTEN CALL OPTIONS -- (0.0%)+
                    FOOD, BEVERAGE & TOBACCO -- (0.0%)+
                    Packaged Foods & Meats -- (0.0%)+
             (33)   Green Mountain Coffee Roasters, Inc.                        $    (16,500)
                                                                                -------------
                    Total Food, Beverage & Tobacco                              $    (16,500)
---------------------------------------------------------------------------------------------
                    TOTAL WRITTEN CALL OPTIONS
                    (Cost $(42,800))                                            $    (16,500)
---------------------------------------------------------------------------------------------

+      Amount rounds to less than (0.1%).

*      Non-income producing security.

REIT   Real Estate Investment Trust.

(a) At May 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $263,346,964 was as follows:

         Aggregate gross unrealized appreciation for all investments
           in which there is an excess of value over tax cost                     $ 46,278,311

         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                (8,134,879)
                                                                                  ------------
         Net unrealized appreciation                                              $ 38,143,432
                                                                                  ============

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

       Japan                                                               25.6%
       Germany                                                             11.8
       United Kingdom                                                      11.7
       France                                                              10.5
       Switzerland                                                          9.7
       United States                                                        6.0
       Australia                                                            5.2
       Spain                                                                3.3
       Netherlands                                                          3.2
       Sweden                                                               2.5
       Jersey Channel Islands                                               2.2
       Taiwan                                                               1.6
       Singapore                                                            1.5
       Hong Kong                                                            1.2
       Luxembourg                                                           1.1
       Ireland                                                              1.0
       Other (individually less than 1%)                                    1.9
                                                                          -----
                                                                          100.0%
                                                                          =====

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 23

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2014 aggregated $116,882,173 and $137,943,547 respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------
                                            Level 1       Level 2            Level 3    Total
--------------------------------------------------------------------------------------------------------
Common Stocks*
 Energy
   Oil & Gas Exploration
     & Production                           $  4,257,876  $             --   $      --  $      4,257,876
 Consumer Durables & Apparel
   Apparel, Accessories &
     Luxury Goods                              4,185,834                --          --         4,185,834
 Food, Beverage & Tobacco
   Packaged Foods & Meats                      2,221,766                --          --         2,221,766
 Insurance
   Insurance Brokers                           5,333,442                --          --         5,333,442
   Property & Casualty Insurance               5,309,952                --          --         5,309,952
 Telecommunication Services
   Integrated Telecommunication
     Services                                  5,092,473                --          --         5,092,473
All Other Common Stocks                               --       275,089,053          --       275,089,053
--------------------------------------------------------------------------------------------------------
Total                                       $ 26,401,343  $    275,089,053   $      --  $    301,490,396
========================================================================================================
Other Financial Instruments
Net unrealized appreciation
 on written options                               26,300                --          --            26,300
Net unrealized depreciation
 on forward foreign currency
 contracts                                            --              (326)         --              (326)
--------------------------------------------------------------------------------------------------------
Total Other Financial
 Instruments                                $     26,300  $           (326)  $      --  $         25,974
========================================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the six months ended May 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Value Fund | Semiannual Report | 5/31/14

Statement of Assets and Liabilities | 5/31/14 (unaudited)

ASSETS:
  Investment in securities (cost $262,519,382)                           $ 301,490,396
  Cash                                                                       7,493,860
  Foreign currencies, at value (cost $351,054)                                 351,034
  Receivables --
     Fund shares sold                                                           48,799
     Dividends and foreign taxes withheld                                    1,787,524
     Interest                                                                   12,264
  Prepaid expenses                                                              34,230
--------------------------------------------------------------------------------------
         Total assets                                                    $ 311,218,107
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $     336,030
     Fund shares repurchased                                                    70,254
     Dividends                                                                     124
     Trustee fees                                                                1,662
  Written options (premiums received $42,800)                                   16,500
  Net unrealized depreciation on forward foreign currency contracts                326
  Due to affiliates                                                             70,328
  Due from Pioneer Investment Management, Inc.                                  15,103
  Accrued expenses                                                              67,713
--------------------------------------------------------------------------------------
         Total liabilities                                               $     578,040
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $ 399,395,705
  Undistributed net investment income                                        7,877,928
  Accumulated net realized loss on investments and foreign
     currency transactions                                                (135,640,134)
  Net unrealized appreciation on investments                                38,971,014
  Net unrealized appreciation on written options                                26,300
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              9,254
--------------------------------------------------------------------------------------
         Total net assets                                                $ 310,640,067
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $88,116,842/3,831,922 shares)                        $       23.00
  Class B (based on $2,535,145/121,653 shares)                           $       20.84
  Class C (based on $11,500,505/564,785 shares)                          $       20.36
  Class Y (based on $208,487,575/9,052,894 shares)                       $       23.03
MAXIMUM OFFERING PRICE:
  Class A ($23.00 (divided by) 94.25%)                                   $       24.40
======================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 25

Statement of Operations (unaudited)

For the Six Month Ended 5/31/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $519,925)      $ 10,823,029
  Interest                                                          1,096
-----------------------------------------------------------------------------------------
         Total investment income                                            $ 10,824,125
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $  1,356,631
  Transfer agent fees and expenses
     Class A                                                      136,095
     Class B                                                       16,243
     Class C                                                       16,443
     Class Y                                                          438
  Distribution fees
     Class A                                                      107,708
     Class B                                                       13,648
     Class C                                                       55,276
  Shareholder communications expense                              101,272
  Administrative reimbursement                                     60,557
  Custodian fees                                                   35,675
  Registration fees                                                31,815
  Professional fees                                                37,460
  Printing expense                                                 16,187
  Fees and expenses of nonaffiliated Trustees                       5,704
  Miscellaneous                                                     9,090
-----------------------------------------------------------------------------------------
     Total expenses                                                         $  2,000,242
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                 (100,202)
-----------------------------------------------------------------------------------------
     Net expenses                                                           $  1,900,040
-----------------------------------------------------------------------------------------
         Net investment income                                              $  8,924,085
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                             $ 10,529,707
     Written options                                              245,400
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        874,647   $ 11,649,754
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ (5,606,385)
     Written options                                               21,900
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       (815,524)  $ (6,400,009)
-----------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                 $  5,249,745
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 14,173,830
=========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Value Fund | Semiannual Report | 5/31/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            5/31/14         Year Ended
                                                            (unaudited)     11/30/13
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   8,924,085   $   4,963,376
Net realized gain (loss) on investments, written options
  and foreign currency transactions                            11,649,754      33,556,958
Change in net unrealized appreciation (depreciation) on
  investments, written options and foreign
  currency transactions                                        (6,400,009)     27,936,203
------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  14,173,830   $  66,456,537
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.50 and $0.32 per share, respectively)      $  (1,912,284)  $  (1,303,856)
     Class B ($0.28 and $0.13 per share, respectively)            (41,082)        (31,192)
     Class C ($0.34 and $0.18 per share, respectively)           (190,075)       (106,135)
     Class Y ($0.59 and $0.41 per share, respectively)         (5,869,819)     (4,720,129)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (8,013,260)  $  (6,161,312)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  12,222,860   $  25,441,277
Reinvestment of distributions                                   4,707,493       4,183,759
Cost of shares repurchased                                    (37,510,098)    (70,825,484)
------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
         share transactions                                 $ (20,579,745)  $ (41,200,448)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                  $ (14,419,175)  $  19,094,777
NET ASSETS:
Beginning of period                                           325,059,242     305,964,465
------------------------------------------------------------------------------------------
End of period                                               $ 310,640,067   $ 325,059,242
------------------------------------------------------------------------------------------
Undistributed net investment income                         $   7,877,928   $   6,967,103
==========================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 27

-----------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)      '13 Shares   '13 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                        200,111   $   4,611,274       403,715   $   8,332,086
Reinvestment of distributions       80,979       1,812,307        64,674       1,235,232
Less shares repurchased           (299,420)     (6,683,365)     (677,810)    (13,923,598)
-----------------------------------------------------------------------------------------
     Net decrease                  (18,330)  $    (259,784)     (209,421)  $  (4,356,280)
=========================================================================================
Class B
Shares sold or exchanged             4,669   $      95,991         9,005   $     172,833
Reinvestment of distributions        1,987          40,465         1,756          30,472
Less shares repurchased            (38,105)       (770,480)      (98,308)     (1,818,162)
-----------------------------------------------------------------------------------------
     Net decrease                  (31,449)  $    (634,024)      (87,547)  $  (1,614,857)
=========================================================================================
Class C
Shares sold                         69,464   $   1,372,259        87,071   $   1,610,139
Reinvestment of distributions        8,830         175,627         5,859          99,898
Less shares repurchased            (57,312)     (1,126,896)     (147,362)     (2,701,419)
-----------------------------------------------------------------------------------------
     Net increase
         (decrease)                 20,982   $     420,990       (54,432)  $    (991,382)
=========================================================================================
Class Y
Shares sold                        275,207   $   6,143,336       745,049   $  15,326,219
Reinvestment of distributions      119,763       2,679,094       147,625       2,818,157
Less shares repurchased         (1,292,818)    (28,929,357)   (2,484,552)    (52,382,305)
-----------------------------------------------------------------------------------------
     Net decrease                 (897,848)  $ (20,106,927)   (1,591,878)  $ (34,237,929)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Value Fund | Semiannual Report | 5/31/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year       Year       Year
                                                             5/31/14     Ended     Ended     Ended      Ended      Ended
                                                             (unaudited) 11/30/13  11/30/12  11/30/11   11/30/10   11/30/09
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 22.49     $ 18.67   $ 17.99   $ 18.72    $ 19.16    $  14.15
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.60     $  0.27   $  0.36   $  0.37    $  0.24    $   0.14
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.41        3.87      0.58     (0.88)     (0.61)       5.01
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.01     $  4.14   $  0.94   $ (0.51)   $ (0.37)   $   5.15
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.50)    $ (0.32)  $ (0.26)  $ (0.22)   $ (0.07)   $  (0.14)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.51     $  3.82   $  0.68   $ (0.73)   $ (0.44)   $   5.01
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 23.00     $ 22.49   $ 18.67   $ 17.99    $ 18.72    $  19.16
==============================================================================================================================
Total return*                                                   4.55%      22.50%     5.38%    (2.84)%    (1.94)%     36.72%
Ratio of net expenses to average net assets                     1.45%**     1.45%     1.45%     1.45%      1.45%       1.52%
Ratio of net investment income to average net assets            5.34%**     1.26%     1.89%     1.80%      1.18%       0.97%
Portfolio turnover rate                                           75%**      101%       61%       66%        66%         54%
Net assets, end of period (in thousands)                     $88,117     $86,602   $75,784   $79,559    $89,145    $106,263
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.65%**     1.69%     1.82%     1.77%      1.76%       2.10%
   Net investment income                                        5.14%**     1.02%     1.53%     1.48%      0.86%       0.39%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 29

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year       Year      Year       Year        Year
                                                             5/31/14     Ended      Ended     Ended      Ended       Ended
                                                             (unaudited) 11/30/13   11/30/12  11/30/11   11/30/10    11/30/09
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 20.30     $ 16.85    $ 16.17   $ 16.82    $  17.31    $  12.77
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.53     $  0.18    $  0.30   $  0.31    $   0.09    $  (0.05)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.29        3.40       0.43     (0.94)      (0.58)       4.59#
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.82     $  3.58    $  0.73   $ (0.63)   $  (0.49)   $   4.54
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.28)    $ (0.13)   $ (0.05)  $ (0.02)   $     --    $     --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.54     $  3.45    $  0.68   $ (0.65)   $  (0.49)   $   4.54
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 20.84     $ 20.30    $ 16.85   $ 16.17    $  16.82    $  17.31
================================================================================================================================
Total return*                                                   4.06%      21.40%      4.52%    (3.74)%     (2.83)%     35.55%
Ratio of net expenses to average net assets                     2.35%**     2.35%      2.35%     2.35%       2.35%       2.40%
Ratio of net investment income (loss) to average net assets     4.24%**     0.35%      0.95%     0.85%       0.26%      (0.06)%
Portfolio turnover rate                                           75%**      101%        61%       66%         66%         54%
Net assets, end of period (in thousands)                     $ 2,535     $ 3,108    $ 4,054   $ 5,987    $  9,790    $ 14,538
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               3.38%**     3.30%      3.24%     2.94%       2.88%       3.05%
   Net investment income (loss)                                 3.21%**    (0.60)%     0.06%     0.26%      (0.27)%     (0.71)%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

30 Pioneer International Value Fund | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year       Year        Year
                                                             5/31/14     Ended     Ended     Ended      Ended       Ended
                                                             (unaudited) 11/30/13  11/30/12  11/30/11   11/30/10    11/30/09
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 19.91     $ 16.57   $ 15.97   $ 16.64    $  17.12    $  12.64
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.42     $  0.08   $  0.18   $  0.19    $   0.06    $  (0.05)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.37        3.44      0.53     (0.80)      (0.54)       4.53#
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.79     $  3.52   $  0.71   $ (0.61)   $  (0.48)   $   4.48
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.34)    $ (0.18)  $ (0.11)  $ (0.06)   $     --    $     --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.45     $  3.34   $  0.60   $ (0.67)   $  (0.48)   $   4.48
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 20.36     $ 19.91   $ 16.57   $ 15.97    $  16.64    $  17.12
================================================================================================================================
Total return*                                                   4.02%      21.43%     4.48%    (3.71)%     (2.80)%     35.44%
Ratio of net expenses to average net assets                     2.35%**     2.35%     2.35%     2.35%       2.35%       2.40%
Ratio of net investment income (loss) to average net assets     4.44%**     0.36%     0.99%     0.90%       0.26%      (0.04)%
Portfolio turnover rate                                           75%**      101%       61%       66%         66%         54%
Net assets, end of period (in thousands)                     $11,500     $10,826   $ 9,910   $10,523    $ 12,126    $ 14,839
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.38%**     2.41%     2.63%     2.52%       2.58%       2.74%
   Net investment income (loss)                                 4.41%**     0.30%     0.71%     0.73%       0.02%      (0.38)%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 31

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year        4/16/09 (a)
                                                             5/31/14      Ended      Ended      Ended      Ended       to
                                                             (unaudited)  11/30/13   11/30/12   11/30/11   11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  22.56     $  18.73   $  18.07   $  18.80   $  19.22    $   14.11
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $   0.68     $   0.37   $   0.41   $   0.44   $   0.30    $    0.10
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.38         3.87       0.60      (0.87)     (0.59)        5.01
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.06     $   4.24   $   1.01   $  (0.43)  $  (0.29)   $    5.11
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.59)    $  (0.41)  $  (0.35)  $  (0.30)  $  (0.13)   $      --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.47     $   3.83   $   0.66   $  (0.73)  $  (0.42)   $    5.11
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  23.03     $  22.56   $  18.73   $  18.07   $  18.80    $   19.22
====================================================================================================================================
Total return*                                                    4.76%       23.02%      5.79%     (2.39)%    (1.51)%      36.22%(b)
Ratio of net expenses to average net assets                      1.02%**      1.04%      1.01%      1.01%      1.01%        1.01%**
Ratio of net investment income to average net assets             5.77%**      1.69%      2.35%      2.26%      1.63%        1.10%**
Portfolio turnover rate                                            75%**       101%        61%        66%        66%          54%(b)
Net assets, end of period (in thousands)                     $208,488     $224,523   $216,217   $189,321   $195,147    $ 195,132
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.02%**      1.04%      1.01%      1.01%      1.01%        1.01%**
   Net investment income                                         5.77%**      1.69%      2.35%      2.26%      1.63%        1.10%**
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Class Y shares were first publicly offered on April 16, 2009.

(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer International Value Fund | Semiannual Report | 5/31/14

Notes to Financial Statements | 5/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on April 16, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

34 Pioneer International Value Fund | Semiannual Report | 5/31/14 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2014, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

               Pioneer International Value Fund | Semiannual Report | 5/31/14 35

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2013, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2014, the Fund paid no such taxes.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended November 30, 2013 was as follows:


     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                                                  $6,161,312
     ---------------------------------------------------------------------------
         Total                                                        $6,161,312
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2013:

     ---------------------------------------------------------------------------
                                                                           2013
     ---------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                               $   8,012,270
      Capital loss carryforward                                    (146,690,135)
      Net unrealized appreciation                                    43,761,657
     ---------------------------------------------------------------------------
           Total                                                  $ (94,916,208)
     ===========================================================================

36 Pioneer International Value Fund | Semiannual Report | 5/31/14

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and adjustments relating to passive foreign investment companies.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,645 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2014.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 37

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. During the six months ended May 31, 2014 the Fund had no outstanding futures contracts. There were no open futures contracts on May 31, 2014.

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase

38 Pioneer International Value Fund | Semiannual Report | 5/31/14 transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the six months ended May 31, 2014 was $55,792. Written put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held one written call option contract that was open at May 31, 2014. If the call option had been exercised at May 31, 2014, the maximum amount the Fund would have been required to pay was $42,800.

     Transactions in written call options for the six months ended May 31, 2014 are summarized as follows:

--------------------------------------------------------------------------------------------------
                                                       Number of Contracts       Premiums Received
--------------------------------------------------------------------------------------------------
Options outstanding at beginning of period                            400               $ 245,400
Options opened                                                        (33)                (42,800)
Options exercised                                                      --                      --
Options closed                                                         --                      --
Options expired                                                      (400)               (245,400)
--------------------------------------------------------------------------------------------------
Options outstanding at beginning of period                            (33)              $ (42,800)
==================================================================================================

K.   Purchased Options

     The Fund may purchase call and put options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the

               Pioneer International Value Fund | Semiannual Report | 5/31/14 39 security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. During the six months ended May 31, 2014, the Fund had no purchased options.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the six months ended May 31, 2014, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35% and 2.35%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Fees waived and expenses reimbursed during the six months ended May 31, 2014 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,269 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 46,942
Class B                                                                    2,913
Class C                                                                    5,904
Class Y                                                                   45,513
--------------------------------------------------------------------------------
    Total                                                               $101,272
================================================================================

40 Pioneer International Value Fund | Semiannual Report | 5/31/14

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,087 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,972 in distribution fees payable to PFD at November 30, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2014, CDSCs in the amount of $857 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six month ended May 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At May 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six month ended May 31, 2014 was $3,152,844.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 41

Open forward foreign currency contracts at May 31, 2014 were as follows:

--------------------------------------------------------------------------------------------
                                                                              Net
                          Net            In                                   Unrealized
                          Contracts      Exchange    Settlement               Appreciation
Currency                  to Deliver     For         Date         Value       (Depreciation)
--------------------------------------------------------------------------------------------
JPY (Japanese Yen)         (5,609,250)   $55,149     6/2/14       $55,122     $  (27)
GBP (British Pound)           (36,849)    61,779     6/3/14        61,593       (186)
GBP (British Pound)           (25,525)    42,793     6/3/14        42,664       (129)
HKD (Hong Kong Dollar)        991,722    127,898     6/3/14       127,914         16
--------------------------------------------------------------------------------------------
  Total                                                                       $ (326)
============================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2014, the Fund had no outstanding borrowings.

42 Pioneer International Value Fund | Semiannual Report | 5/31/14

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of May 31, 2014.

Assets:

------------------------------------------------------------------------------------------------
                                               Net
                                Gross          Amounts             Gross Amounts
                                Amounts        of Assets           Not Offset in
                                Offset         Presented         the Statement of
                                in the         in the          Assets and Liabilities
                   Gross        Statement      Statement     ------------------------
                   Amounts of   of Assets      of Assets                   Cash
                   Recognized   and            and           Financial     Collateral   Net
 Description       Assets       Liabilities    Liabilities   Instruments   Received     Amount
------------------------------------------------------------------------------------------------
 Written options   $    --        $ --         $    --       $     --      $     --     $    --
 Forward foreign
  currency
  contracts             16        $(16)             --             --            --          --
------------------------------------------------------------------------------------------------
                   $    16        $(16)        $    --       $     --      $     --     $    --
================================================================================================

Liabilities:

------------------------------------------------------------------------------------------------
                                              Net
                                Gross         Amounts           Gross Amounts
                                Amounts       of Assets         Not Offset in
                                Offset        Presented        the Statement of
                                in the        in the        Assets and Liabilities
                   Gross        Statement     Statement     -----------------------
                   Amounts of   of Assets     of Assets                  Cash
                   Recognized   and           and           Financial    Collateral  Net
 Description       Liabilities  Liabilities   Liabilities   Instruments  Pledged     Amount
------------------------------------------------------------------------------------------------
 Written options   $ 16,500     $  --         $ 16,500      $     --     $     --    $ 16,500
 Forward foreign
  currency
  contracts             342     $ (16)             326            --           --         326
------------------------------------------------------------------------------------------------
                   $ 16,842     $ (16)        $ 16,826      $     --     $     --    $ 16,826
================================================================================================

               Pioneer International Value Fund | Semiannual Report | 5/31/14 43

9. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of May 31, 2014 were as follows:

-----------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as                    Asset Derivatives 2014             Liabilities Derivatives 2014
 Hedging Instruments                 ----------------------------------------------------------------
 Under Accounting                    Statement of                       Statement of
 Standards Codification              Assets and Liabilities             Assets and Liabilities
 (ASC) 815                           Location               Value       Location               Value
-----------------------------------------------------------------------------------------------------
 Forward foreign                     Unrealized                         Unrealized
  currency contracts                 appreciation on                    depreciation on
                                     forward foreign                    forward foreign
                                     currency                           currency
                                     contracts              $     --    contracts              $ 326
 Written options                     Unrealized                         Unrealized
                                     appreciation on                    depreciation on
                                     written options          26,300    written options           --
-----------------------------------------------------------------------------------------------------
     Total                                                  $ 26,300                           $ 326
=====================================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2014 was as follows:

---------------------------------------------------------------------------------------------------------
 Derivatives Not                                                        Realized          Change in
 Accounted for as                                                       Gain or           Unrealized
 Hedging Instruments                                                    (Loss) on         Gain or (Loss)
 Under Accounting               Location of Gain or (Loss)              Derivatives       on Derivatives
 Standards Codification         on Derivatives Recognized               Recognized        Recognized
 (ASC) 815                      in Income                               in Income         in Income
---------------------------------------------------------------------------------------------------------
 Forward foreign                Change in net unrealized appreciation
  currency contracts            (depreciation) on forward foreign
                                currency contracts and other assets
                                and liabilities denominated in
                                foreign currencies                                        $(815,524)
 Forward foreign                Net realized gain (loss) on forward
  currency contracts            foreign currency contracts and
                                other assets and liabilities
                                denominated in foreign currencies       $874,647
 Written options                Change in net unrealized appreciation
                                (depreciation) on written options                           21,900
 Written options                Net realized gain (loss) on
                                written options                          245,400

44 Pioneer International Value Fund | Semiannual Report | 5/31/14

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 45

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                       Vice President
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                    Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West****

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information re-garding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

***  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

**** Mr. West resigned as a Trustee of the Pioneer Funds effective
     July 15, 2014.

46 Pioneer International Value Fund | Semiannual Report | 5/31/14

                           This page for your notes.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 47

                           This page for your notes.

48 Pioneer International Value Fund | Semiannual Report | 5/31/14

                           This page for your notes.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 49

                            This page for your notes.

50 Pioneer International Value Fund | Semiannual Report | 5/31/14

                           This page for your notes.

               Pioneer International Value Fund | Semiannual Report | 5/31/14 51

                           This page for your notes.

52 Pioneer International Value Fund | Semiannual Report | 5/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19390-08-0714

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not applicable.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VIII


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date July 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date July 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2014

* Print the name and title of each signing officer under his or her signature.